Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
Execution Copy
WAFER SUPPLY AGREEMENT AMENDMENT NO. 1
This First Amendment to the WAFER SUPPLY AGREEMENT (this “Amendment”), dated as of March 29, 2011, amends that certain Wafer Supply Agreement, dated March 2, 2009, (the “Agreement”) by and among (i) Advanced Micro Devices, Inc., a Delaware corporation (“AMD”); (ii) with respect to all of the provisions in the Agreement other than those in Sections 5.5(a), 6.2 and 7.3(a) of the Agreement and the related provisions of the Agreement in connection with sales activities only (though without limiting FoundryCo’s guarantee obligations pursuant to Section 15.7 of the Agreement), GLOBALFOUNDRIES Inc., an exempted company incorporated under the laws of the Cayman Islands (“FoundryCo”), on behalf of itself and its direct and indirect wholly-owned subsidiaries, including all FoundryCo Sales Entities and FoundryCo Manufacturing Entities, as further set forth in the Agreement; (iii) subject to FoundryCo’s guarantee obligations pursuant to Section 15.7 of the Agreement, GLOBALFOUNDRIES U.S. Inc., a Delaware corporation and a wholly owned subsidiary of FoundryCo (“USOpCo”), which is a party to the Agreement solely with respect to Sections 5.5(a), 6.2 and 7.3(a) of the Agreement and the related provisions of the Agreement in connection with USOpCo’s sales activities; and (iv) subject to FoundryCo’s guarantee obligations pursuant to Section 15.7 of the Agreement, GLOBALFOUNDRIES Singapore Pte. Ltd., a private limited Singapore company and a wholly owned subsidiary of FoundryCo (“GFS”), which, by executing this Amendment, is becoming a party to the Agreement solely with respect to Sections 5.5(a), 6.2 and 7.3(a) of the Agreement and the related provisions of the Agreement in connection with GFS’ sales activities.
WHEREAS, the parties wish to modify certain pricing and other terms of the Wafer Supply Agreement with respect to MPU Products to be delivered by FoundryCo to AMD during 2011 as well as regarding certain payments to be made by AMD in 2012 relating to MPU Products; and
WHEREAS, the parties wish to permanently amend the Agreement with respect to GPU Products, Chipset Products (as defined below) and FoundryCo Sales Entities;
NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the parties hereby agree as follows:
1.AMENDMENTS RELATED TO GPU PRODUCTS
1.1.Section 1.52.1
    The following defined term shall be added to the Agreement immediately following Section 1.52 of the Agreement:
    1.52.1 “GPU Plan of Record” shall mean a long-range planning document prepared by AMD, as amended from time to time as provided in Section 2.1(c), that outlines

AMD’s planned tape-out and production schedule for each GPU Product, and identifying each GPU Product Family.
1.2.Section 1.53.1
    The following defined term shall be added to the Agreement immediately following Section 1.53 of the Agreement:
    1.53.1 “GPU Product Family” means any group of GPU Products that are developed by AMD as part of a single product marketing and design cycle and that are generally differentiated by AMD from other GPU Products based on performance, power and cost, as identified by AMD in the GPU Plan of Record.
    1.53.2 “GPU Product Technology Readiness Condition” means, with respect to each GPU Product, a condition that shall be deemed to be satisfied if and when FoundryCo has achieved, on or before the GPU Product Technology Readiness Date, the passage of the certain [****] criteria which define a set of important parameters related to [****] milestones (the “Critical Parameters”). The definition of Critical Parameters for each GPU Product will be mutually agreed in good faith by AMD and FoundryCo. In the event that AMD shall change the GPU Plan of Record, the parties agree to meet in good faith to determine whether such change requires any corresponding changes to the Critical Parameters. FoundryCo and AMD will evaluate the achievement of the Critical Parameters in accordance with industry standard practice, and based on such evaluation will jointly and in good faith determine whether this condition is substantially or sufficiently satisfied for the purposes of Section 2.1(c)(ii)(A), (B) and (C).
    1.53.2 “GPU Product Technology Readiness Date” means, with respect to each GPU Product, a date to be mutually agreed in good faith by AMD and FoundryCo as the earliest date at which the parties will determine whether the GPU Product Technology Readiness Condition has been satisfied. Specifically, for the purposes of the GPU Volume Ramp Products, the GPU Product Technology Readiness Date shall be [****], provided that the parties will jointly evaluate by [****] whether or not FoundryCo will satisfy the GPU Product Technology Readiness Condition for the [****] GPU Product Family by [****], and if necessary, will discuss and implement an action plan that enables AMD to award GPU Volume Ramp Products to FoundryCo.
1.3.Section 2.1(c)
    Section 2.1(c) of the Agreement shall be amended and restated in its entirety to read as follows:
(c)    GPU Products.
i.AMD and FoundryCo each commits to, and the parties agree to work together to, [****] manufacture GPU Products via a high volume bulk process at the [****]nm

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Process Node and at all future smaller Process Nodes, with Specifications to be agreed upon in advance by the parties in writing. AMD’s obligations and commitments set forth below under this Section 2.1(c) are subject to the satisfaction by FoundryCo of the GPU Product Technology Readiness Condition applicable to any given GPU Product, on or before the GPU Product Technology Readiness Date applicable to such GPU Product. FoundryCo acknowledges and agrees that all GPU Product commitments of AMD are subject to the [****] process set forth in Exhibit B, which includes without limitation an analysis of FoundryCo’s ability to manufacture any such GPU Products at [****].
ii.In order to assist FoundryCo to establish FoundryCo’s ability to meet AMD’s demand for GPU Products, AMD commits (subject to the condition set forth in Section 2.1(c)(i)) to have FoundryCo manufacture: [****] (collectively, these [****] GPU Products are the “GPU Volume Ramp Products”). AMD shall also (x) supply to FoundryCo or to [****], or (y) provide to FoundryCo a version of [****] or [****] in a [****] architecture so that FoundryCo can [****], in each case as the parties mutually agree is suitable [****] to support FoundryCo’s manufacturing readiness for the [****] GPU Product Family.
A.In the event that FoundryCo has [****] achieved [****] of the Critical Parameters by the GPU Product Technology Readiness Date for the GPU Volume Ramp Products, then AMD shall [****] the GPU Volume Ramp Products at FoundryCo and shall [****] of AMD’s requirements for the GPU Volume Ramp Products from FoundryCo.
B.In the event that FoundryCo has achieved [****] of the Critical Parameters by the GPU Product Technology Readiness Date for the GPU Volume Ramp Products, [****] has met [****] Critical Parameters to be [****] to [****] the GPU Product Technology Readiness Condition and [****] the [****] for each GPU [****] Product, then FoundryCo and AMD shall identify and mutually agree on [****] actions (the “[****] Actions”) to be [****] in the shortest period of time (such time period to be agreed upon in advance) for each GPU Product (the “[****] Time”).
(a)    If FoundryCo completes [****] Actions within the [****] Time, then AMD shall [****] the GPU Volume Ramp Products at FoundryCo and shall [****] of AMD’s requirements for the GPU Volume Ramp Products from FoundryCo.
(b)    If FoundryCo completes [****] Actions after the [****] Time [****] before [****], then AMD shall use commercially reasonable efforts to [****] GPU Volume Ramp Products at FoundryCo and to [****] of its requirements for the GPU Volume Ramp Products at FoundryCo.
C.In the event that FoundryCo [****] achieve [****] a [****] number of Critical Parameters by the GPU Product Technology Readiness Date for the GPU Volume Ramp Products to be [****] to [****] the [****] for any such Product, then FoundryCo shall not be [****] in accordance with the procedures set forth in Exhibit B in accordance with Section 2.1(c)(i), and AMD may [****] for the GPU Volume Ramp Products.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

D. In order to implement these commitments with respect to the GPU Volume Ramp Products, the parties further agree as follows:
(a)    AMD may continue to work with other foundry partners to design and prepare to manufacture GPU Products from the [****] GPU Product Family, as long as such design efforts do not divert design and engineering resources from the joint development effort described in the following paragraph.
(b)    Immediately upon completion of the design activity for the [****] currently code-named [****] which is currently scheduled to be completed [****], AMD and FoundryCo shall each commit [****] full-time-equivalent, highly qualified and experienced design engineers (including engineers currently committed to the [****] design efforts, or other engineers mutually acceptable to the other party), together with their associated support resources, to a joint AMD/FoundryCo effort to complete, on or before [****], the full suite of Intellectual Property required for [****] and [****] targeted to be manufactured at FoundryCo using FoundryCo’s [****]nm technology.
(c)    The process-design interaction for the [****] GPU Product Family will be validated using [****]; provided that any additional Intellectual Property specific to the GPU Volume Ramp Products that is required to be silicon verified may be verified using [****], with the cost to be [****].
iii.AMD agrees that, starting with the GPU Product Family currently code-named [****] AMD will purchase at least [****] percent ([****]%) of its requirements for GPU Products measured on a [****] basis (such minimum percentage, the “GPU Minimum Percentage”) for the remaining duration of this Agreement. In order to achieve the GPU Minimum Percentage, AMD commits (subject to the condition set forth in Section 2.1(c)(i)) to have FoundryCo manufacture at least [****] GPU Products from each of the [****] and [****] GPU Product Families.
iv.For the [****] and [****] GPU Product Families, FoundryCo and AMD shall determine whether FoundryCo has [****],[****] or [****] the GPU Product Technology Readiness Condition for each GPU Product in the same manner set forth in Sections 2.1(c)(ii)(A), (B) and (C), with purchase commitments determined according to Section 2.1(c)(iii). This determination shall be made on a Product-by-Product basis and shall not affect such determination for any other GPU Product or change the GPU Minimum Percentage.
v.If for an applicable quarter it is determined that AMD has not (A) placed orders for manufacture by FoundryCo of the GPU Volume Ramp Products or the GPU Minimum Percentage of GPU Products starting with the [****] GPU Product Family, or (B) complied with any other requirements as set forth herein to enable FoundryCo the opportunity to manufacture the GPU Minimum Percentage throughout the entire duration of this Agreement, the parties agree to meet, discuss and implement a mutually acceptable corrective action plan to address

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

such non-compliance and to enable FoundryCo to manufacture higher volumes of the GPU Products in the following quarters.
vi.Cooperation and Partnership on GPU Products. In order (A) to ensure the coordination of FoundryCo’s technology roadmap and development and implementation of necessary process technology in a timely manner to intersect AMD’s GPU Product roadmap on a schedule that will enable FoundryCo to establish Qualified Processes for GPU Products and satisfy the GPU Product Technology Readiness Condition for each GPU Product by the GPU Product Technology Readiness Date for such GPU Product, as provided in this Section 2.1(c), (B) to enable FoundryCo to meet AMD’s requirements to manufacture GPU Products so that AMD will purchase the GPU Volume Ramp Products as well as purchase the GPU Minimum Percentage as anticipated in subsection (iii) above, and (C) to allow FoundryCo to compete for incremental GPU Products above the GPU Minimum Percentage, AMD and FoundryCo each commits to take the following steps with respect to GPU Products, with the intent of the parties to bring the same rigor and level of collaboration to the GPU migration process that currently exists between AMD and FoundryCo in their partnership to develop and qualify processes for MPU Products:
A.AMD shall share with FoundryCo on a timely basis AMD’s GPU Product roadmap schedules, detailed GPU Product requirements, detailed technology needs, forecasts of volume requirements for all GPU Products by quarter, and all other pertinent information that AMD has that is related to AMD’s product requirements and technology needs for the applicable GPU Products, including information regarding device targets, product performance requirements, and known process technology requirements (collectively, the “GPU Product Roadmap Information”). AMD agrees to deliver to FoundryCo the GPU Product Roadmap Information, together with all supporting information reasonably requested by FoundryCo, as early as practicable to ensure that FoundryCo has time to develop and qualify the processes required for FoundryCo to manufacture GPU Products for AMD in accordance with such roadmaps and this Section 2.1(c). AMD agrees to regularly update FoundryCo with additional GPU Product Roadmap Information consistent with the technology review and update process set forth in Schedule B to this Amendment. [****] In the event that, following the [****] described in Exhibit B, AMD selects a foundry partner other than FoundryCo to manufacture a particular GPU Product, AMD shall [****] GPU Product Roadmap Information on such GPU Product [****] such time that AMD has taped out such GPU Product at such other AMD foundry partner. In addition, AMD shall continuously [****] updated quarterly volume forecasts for each GPU Product [****] for as long as AMD is ordering such GPU Product from [****]. For the avoidance of doubt, AMD shall be required to [****] the GPU Product Roadmap Information, beginning on the date hereof, for all GPU Products, regardless of whether or not FoundryCo has qualified a process to produce such products and regardless of whether AMD has committed or intends to commit the production of all or some of its requirements for such GPU Products to one or more foundries other than FoundryCo.
B.AMD shall establish an annual GPU Plan of Record that includes identified GPU Products with quarterly wafer volumes sufficient to first achieve and then

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

maintain the GPU Minimum Percentage as set forth above. FoundryCo acknowledges and agrees that AMD has sole discretion regarding the GPU Products it designs and decides to have manufactured, and as a result, subject to the obligations set forth in this Section 2.1, including meeting the GPU Minimum Percentage as set forth above, AMD may change the GPU Plan of Record in response to changes in the GPU Product market or in AMD’s position in that market.
C.AMD and FoundryCo will establish separate GPU QTR/QBR and supporting meetings on a regular cadence (basis) to track the parties’ product and process technology requirements and progress in order to achieve the GPU Product manufacturing and purchase commitments set forth in this Section 2.1(c) with the same rigor and level of collaboration as the parties maintain in the development and manufacture of MPU Products. Specifically, AMD and FoundryCo shall initially use such processes to refine the GPU Plan of Record with the goal of establishing FoundryCo’s ability to manufacture GPU Products and meeting the GPU Minimum Percentage as soon as practicable.
D.The parties will develop formalized executive level oversight of the commitments set out in this Section 2.1(c), including a designated executive at each of AMD and FoundryCo to drive and track progress towards achieving the GPU Product manufacturing targets set forth in the GPU Plan of Record. In addition to the executive level oversight, each party shall document a process with senior management accountability to align mid-level management execution of the commitments set forth herein and coordinate communications between such mid-level management at each party. This alignment process shall include participation by non-operational executives of FoundryCo and AMD.
vii.For each GPU Product (including the first-tape out of such GPU Product), FoundryCo shall have a [****] in accordance with the process set forth in Exhibit B to manufacture such GPU Product. For the avoidance of doubt, the parties agree that FoundryCo shall have such [****] in accordance with the process set forth in Exhibit B with respect to each GPU Product (whether or not such GPU Product is the first GPU Product) at each [****] of [****].
viii.AMD agrees not to sell, transfer or otherwise dispose of all or substantially all of its or its Subsidiaries’ assets related to GPU Products and related technology (including the equity interests of ATI Technologies ULC or its other subsidiaries that own such assets) to any person (other than to AMD or another of its Subsidiaries) without the consent of FoundryCo, unless the transferee (A) agrees to be bound by the provisions of this Agreement with respect to GPU Products, including FoundryCo’s [****] with respect to each GPU Product and the commitments to purchase the GPU Volume Ramp Products as set forth in this
Section 2.1(c), and (B) agrees to purchase, on an annual basis, GPU Products in an amount at least equal to the GPU Minimum Percentage.
2.AMENDMENTS RELATED TO CHIPSET PRODUCTS
2.1Section 1.29.1

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

    The following defined term shall be added to the Agreement immediately following Section 1.29:
1.29.1 “Chipset Products” shall mean one or more integrated circuits marketed and sold by AMD as a separate product, that are manufactured at the [****]nm and any smaller Process Node, and that are designed to mediate the flow of data between the central processing unit and peripheral devices utilizing a PCI, PCIe, universal serial bus (USB), Serial ATA (SATA), low pin count (LPC), Integrated Drive Electronics (IDE), Azalia HD Audio (AZ), Serial Peripheral Interface (SPI), Secure Digital Input Output (SDIO) or similar bus.
2.2Section 2.1(f)
    Section 2.1 of the Agreement shall be amended by the addition of the following language as a new sub-Section 2.1(f), which shall read in its entirety as follows:
    (f)    Chipset Volumes
i.Each party commits to, and the parties agree to work together to, establish FoundryCo’s ability to manufacture Chipset Products via a [****]nm bulk silicon process at the [****]nm Process Node and at all future smaller Process Nodes for which AMD may purchase Chipset Products, with Specifications to be agreed upon in advance by the parties in writing.
ii.AMD agrees that, beginning with the [****] family of Chipset Products (or, subject to the last clause of this paragraph (ii), any successor or replacement family of Chipset Products at the [****]nm and any smaller Process Node)1, and continuing for the entire duration of this Agreement, AMD will purchase [****]% of its requirements (including the requirements of its Subsidiaries) for any new Chipset Products from FoundryCo; provided, however, that if AMD purchases a company or assets from a company that has at the time of acquisition, Chipset Products in production or that have already taped out for manufacture at a third party foundry, such acquired Chipset Products will not be subject to this Section 2.1(f).
2.3Section 7.1(c-2)
    Section 7.1 of the Agreement shall be amended by the addition of the following language as a new sub-Section 7.1(c-2) (to be inserted between existing sub-Sections 7.1(c) and 7.1(d)), which shall read in its entirety as follows:
    (c-2)    Chipset Product Pricing. The pricing for Chipset Products shall be based on competitive market pricing. The price for Engineering Wafers for Chipset Products shall be determined by mutual written agreement of the parties on a case-by-case basis.
3.AMENDMENTS RELATED TO MPU PRODUCT PRICING IN 2011
1 As of the effective date of this Amendment, the [****] Chipset Product on AMD’s [****] is the one code-named [****].

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.1MPU Product Prices for 2011.
(a)    Notwithstanding Section 7.1 and Exhibit A of the Agreement, the price for MPU Products delivered by FoundryCo to AMD in 2011 (including MPU Products in both [****] and [****] (as defined in Schedule D to this Amendment), and [****] containing MPU Products (“PQUL Wafers”)) shall be as set forth in Schedule D to this Amendment.
(b)    Payment by AMD of the purchase price set forth in Schedule D to this Amendment for MPU Products delivered in 2011 shall be, with respect to such MPU Products, in lieu of the payment of (A) the price for [****] containing [****] set forth in Section 1 of Exhibit A to this Agreement, and (B) the price for [****] MPU Products set forth in Section 4 of Exhibit A to the Agreement. Payments of the purchase prices set forth in Schedule D for MPU Products delivered in 2011, however, shall be exclusive of and shall not affect the obligation of AMD to pay for [****].
3.22011 Additional [****] Fixed Payments. In addition to the prices set forth for purchases by AMD of MPU Products slated for delivery in 2011, AMD agrees to pay FoundryCo certain additional fixed [****] payments (the “2011 Additional [****] Fixed Payments”) as set forth in Schedule D.
3.3Consequence of Failure to be in Commercial Production in 2011
(a)    FoundryCo shall be deemed to be in “Commercial Production in 2011” of [****] MPU Products if either one of these events has occurred: (i) the achievement of the [****] milestone for the [****] (as defined in Schedule A to this Amendment); or (ii) AMD has ordered [****] MPU Product Production Wafers for delivery in [****] of 2011.
(b)    In the event that FoundryCo does not enter into Commercial Production in 2011, then in lieu of AMD’s obligation to pay for [****] MPU Products as set forth in Schedule D, FoundryCo may instead invoice any time after the [****] day of [****] of 2011, and before the [****] day of the [****], AMD will pay within forty-five (45) days of the invoice date, [****] Dollars ($[****]]), representing [****] percent ([****]%) of FoundryCo’s [****] MPU Product fixed costs. FoundryCo acknowledges that if it does not achieve Commercial Production in 2011, then it will not have met the conditions to be entitled to receive the 2012 Additional Quarterly Fixed Payments (as defined below), and as a consequence the 2012 Additional Quarterly Fixed Payments will not have been earned and will not be payable.
3.42012 Additional Quarterly Fixed Payments.
(a)    Subject to the conditions set forth below, AMD will pay to FoundryCo the aggregate additional amount of Four Hundred and Thirty Million Dollars ($430,000,000), payable in equal quarterly installments of One Hundred and Seven Million, Five Hundred Thousand Dollars ($107,500,000) (collectively, the “2012 Additional Quarterly Fixed Payments”). The obligation to pay the 2012 Additional Quarterly Fixed Payments is contingent upon FoundryCo being in Commercial Production of [****] MPU Products in 2012, even if the

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Yields for such [****] MPU Products fall below the Target Yield Curve (as defined in Schedule D) for such [****] MPU Products in 2012.
(b)    FoundryCo shall be deemed to be in “Commercial Production of [****] MPU Products in 2012” if FoundryCo has achieved Commercial Production in 2011 (as defined above), and on or after [****] fiscal 2012 FoundryCo continues to offer committed capacity to AMD to manufacture [****] MPU Product Production Wafers for delivery in 2012.
(c)    Notwithstanding subsection 3.4(a) above, the 2012 Additional Quarterly Fixed payments are subject to reduction in the event that FoundryCo earns any Yield Bonus Revenue as set forth in Section 12 of Schedule D.
(d)    Subject to the provisions of this Amendment, [****] days prior to the end of [****] in 2012, FoundryCo shall invoice, and AMD shall pay on or prior to the last day of [****], the applicable 2012 Additional Quarterly Fixed Payment.
3.5Reversion to Existing Pricing Model for MPU Products in 2012. On and after January 1, 2012, except as set forth in Section 3.3 above, the parties will revert to the MPU Product pricing set forth in Section 7.1(a) and Exhibit A of the Agreement for all MPU Products.
3.6Other Payment Obligations in 2011. During 2011, except as explicitly set forth in this Amendment, the parties will continue to perform their respective obligations under this Agreement, including forecasts, process implementation procedures, etc. The financial terms in Schedule D incorporate the payment of [****] Costs and [****] Costs under this Agreement, but will not modify any other [****] or [****] obligations of the parties under the Agreement. With respect to [****] Wafer Outs containing [****]nm MPU Products that were originally ordered by AMD for delivery in [****], [****], such [****] have been or will be invoiced at prices calculated according to Section 7.1(a) and Exhibit A of the Agreement, and the prices for [****] will not be modified by Schedule D of this Amendment.
4.AMENDMENTS RELATED TO FOUNDRYCO SALES ENTITIES
4.1Section 1.48
Section 1.48 of the Agreement shall be amended and restated in its entirety to read as follows:

1.48    “FoundryCo Sales Entities” shall mean USOpCo, GFS, and any other direct or indirect wholly-owned subsidiaries of FoundryCo to which FoundryCo has delegated the responsibility to process purchase orders from AMD and to offer to sell and sell Products to AMD in accordance with this Agreement.
5.AMENDMENTS RELATED TO AUDIT PROVISIONS

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5.1Additional Financial Review Procedures. Because this Amendment has established MPU Product prices for 2011 on a [****] basis, rather than on a [****] basis, the operational monitoring of the Agreement in 2011 will focus on a process that includes monthly reporting of product shipments, payments, Yield performance, [****], and a [****] (of billing versus [****]). FoundryCo also agrees to support AMD’s monthly S&OP process, annual business planning process and the long range planning process.
5.2Additional FoundryCo Audit Rights. During 2011, FoundryCo shall have audit rights, consistent with Section 8.1(b) of the Agreement, to verify AMD’s compliance with its obligations with respect to [****] and [****] inventories and dispositions thereof.
6.AMENDMENT RELATED TO ALLOCATION OF ADDITIONAL [****] EXPENSES IN 2011
6.1Incremental FoundryCo [****] in 2011 for Implementing [****] Technology for AMD. During 2011 only, AMD may periodically identify and request that FoundryCo invest in additional [****] for the purpose of enhancing product performance or supporting very specific product features for the [****] MPU Products. In the case where this [****] is unique, unrelated to the established [****], and incremental to the FoundryCo base investment already disclosed to AMD as of the Effective Date of this Amendment, AMD acknowledges financial responsibility for the 2011 [****] associated with any such [****] requested and approved by AMD. AMD requests for such [****] will be made during the monthly meetings between the parties’ [****], and the financial responsibility will be captured in the [****] process in 2011. As part of such [****], the parties will agree in advance on the applicable [****] costs to be passed through to AMD prior to FoundryCo’s purchase of such [****]. After 2011, and for any [****] already incorporated into FoundryCo’s budget for 2011 and requested as an incremental addition by AMD in 2011 as described above, the terms of the Agreement, rather than the terms of this Section 6 of the Amendment, shall apply.
7.AMENDMENTS RELATED TO DISPUTE RESOLUTION
7.1Section 15.11 Governing Law; Dispute Resolution
    Section 15.11(c) of the Agreement shall be amended and restated in its entirety to read as follows:
(c)    Any Dispute not resolved within thirty (30) days of the Dispute Notice being received shall be referred to, and shall be finally and exclusively resolved by, arbitration under the LCIA Rules then in effect, as amended by this Section 15.11, which LCIA Rules are deemed to be incorporated by reference into this Section 15.11. The seat, or legal place, of the arbitration shall be London, England. The language of the arbitration shall be English. The number of arbitrators shall be three. Each party shall nominate one arbitrator and the two arbitrators nominated by the parties shall, within thirty (30) days of the appointment of the second arbitrator, agree upon and nominate a third arbitrator who shall act as Chairman of the Tribunal. If no agreement is reached within thirty (30) days, the LCIA Court shall appoint a third arbitrator

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

to act as Chairman of the Tribunal. It is hereby expressly agreed that if there is more than one claimant party or more than one respondent party, the claimant parties shall together nominate one arbitrator and the respondent parties shall together nominate one arbitrator. In the event that a sole claimant or the claimant parties, on the one side, or a sole respondent or the respondent parties, on the other side, fails to nominate its/their arbitrator, such arbitrator shall be appointed by the LCIA Court. Any award issued by the arbitrators shall be final and binding upon the parties, and, subject to this Section 15.11, may be entered and enforced in any court of competent jurisdiction by any of the parties. In the event any party subject to such final and binding award desires to have it confirmed by a final order of a court, the only court which may do so shall be a court of competent jurisdiction located in London, England; provided however, that nothing in this sentence shall prejudice or prevent a party from enforcing the arbitrators’ final and binding award in any court of competent jurisdiction. The parties hereto acknowledge and agree that any breach of the terms of this Agreement could give rise to irreparable harm for which money damages would not be an adequate remedy. Accordingly, the parties agree that, prior to the formation of the Tribunal, the parties have the right to apply exclusively to any court of competent jurisdiction or other judicial authority located in London, England for interim or conservatory measures, including, without limitation, to compel arbitration (an “Interim Relief Proceeding”). Furthermore, the parties agree that, after the formation of the Tribunal, the arbitrators shall have the sole and exclusive power to grant temporary, preliminary and permanent relief, including injunctive relief and specific performance, and any then pending Interim Relief Proceeding shall be discontinued without prejudice to the rights of any of the parties thereto. Unless otherwise ordered by the arbitrators pursuant to the terms hereof, the arbitrators’ expenses shall be shared equally by the parties. In furtherance of the foregoing, each of the parties hereto irrevocably submits to: (i) the exclusive jurisdiction of the courts of England located in London, England in relation to any Interim Relief Proceeding and; (ii) the non-exclusive jurisdiction of the courts of England located in London, England with respect to the enforcement of any arbitral award rendered in accordance with this Section 15.11; and, with respect to any such suit, action or proceeding, waives any objection that it may have to the courts of England located in London, England on the grounds of inconvenient forum. For the avoidance of doubt, where an arbitral tribunal is appointed under this Agreement, the whole of its award shall be deemed for the purposes of the New York Convention on the Recognition and Enforcement of Foreign Arbitral Awards of 1958 to be contemplated by this Agreement, as the case may be (and judgment on any such award may be entered in accordance with the provisions set forth in this Section 15.11).
8.MISCELLANEOUS
Other than as expressly provided in this Amendment, no other amendments are being made to the Agreement, and all other provisions of the Agreement shall remain in full force and effect in accordance with the terms of the Agreement.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, the parties have caused this Amendment to the Wafer Supply Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.
[Signature pages follow]

Signature Page to Amendment to the Wafer Supply Agreement

ADVANCED MICRO DEVICES, INC.

By: /s/ Thomas J. Seifert
Name: Thomas J. Seifert
Title: Senior Vice President, Chief Financial Officer and Interim Chief Executive Officer

Signature Page to Amendment to the Wafer Supply Agreement

GLOBALFOUNDRIES INC.

By: /s/ Chia Song Hwee
Name: Chia Song Hwee
Title: Chief Operating Officer

Signature Page to Amendment to the Wafer Supply Agreement

GLOBALFOUNDRIES U.S. INC.

By: /s/ Robert Krakauer
Name: Robert Krakauer
Title: CFO

Signature Page to Amendment to the Wafer Supply Agreement

GLOBALFOUNDRIES SINGAPORE PTE. LTD.

By: /s/ Robert Krakauer
Name: Robert Krakauer
Title: CFO

Signature Page to Amendment to the Wafer Supply Agreement